                    SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.
                          20549

                             --------------------

                                   FORM 8-K

                                 CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of the Securities
                 Exchange Act of 1934


Date of Report:  June 25, 1997



           Source One Mortgage Services Corporation (Exact name of registrant as specified in its charter)


             Delaware          1-12898              38-2011419
             --------         ---------             ----------
        (State or other     (Commission        (I.R.S. Employer
        jurisdiction        File Number)       Identification No.)
        of incorporation)   Formerly 96868

        27555 Farmington Road Farmington Hills, Michigan
        48334-3357 (Address of principal                             (Zip Code)
           executive offices)


Registrant's telephone number, including area code (810) 488-7000


Total pages:    6

Item 5.  Other Events

         Not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


         See the Report to the Trustee and the Report to the Certificate holders for the month of June 1997 attached hereto as Exhibit A and Exhibit B,

respectively.




                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SOURCE ONE MORTGAGE SERVICES CORPORATION
                                  (Registrant)


Date:  June 25, 1997         By: Evelyn C. Tate
       ------------              ------------------------------------------
                                           Evelyn C. Tate
                                           Vice President

                             SERVICER'S CERTIFICATE

                               June         1997
                              (month)      (year)

                Mortgage Pass-Through Certificates, Series A,
                          11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a) As of the close of business on the Business Day next preceding the Determination Date for this month:

      (1)  The Maximum Payment Amount is:                    $ 1,771,143.07
                                                             --------------

      (2)  Aggregate Payments to date are:                   $     -0-
                                                             --------------

      (3)  Net recoveries to date are:                       $     -0-
                                                             --------------

      (4)  The Amount Available for this month is:           $ 1,771,143.07
                                                             --------------

      (5)  The Delinquency Amount for this month is:         $     -0-
                                                             --------------

      (6)  The Repurchase Amount for this month is:          $     -0-
                                                             --------------

      (7)  The amount to be distributed to Certificate
           holders in this month from funds available
           in the Certificate Account pending distribu-
           tion or withdrawal in future months is:           $    30,292.90
                                                             --------------


      (8)  The Amount of Payment for this month is:          $     -0-
                                                             --------------

      (9)  Estimated Net Recoveries for month are:           $     -0-
                                                             --------------

      (10) The Amount of Additional Payments for this
           month is:                                         $     -0-
                                                             --------------

      (11) The amount of (8) above allocable to (5)
           above is:                                         $     -0-
                                                             --------------

      (12) The amount of (8) above allocable to (6)
           above is:                                         $     -0-
                                                             --------------

      (13)  The amount to be distributed on the
            Distribution Date for this month per Single
            Certificate is:

                                       Principal:            $       4.0310
                                                             --------------

                                       Interest:             $       5.1264
                                                             --------------

                                       Total:                $       9.1574
                                                             --------------

(b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are
     identified in Exhibit B to the Agreement as Loan numbers       -0-      .
                                                              ---------------
     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                     SOURCE ONE MORTGAGE SERVICES CORPORATION, as Servicing Agent




                                     By: Evelyn C. Tate
                                         -------------------------------------
                                                Evelyn C. Tate
                                                Vice President

                                                                       EXHIBIT B
                         Report to Certificate Holders

                              June           1997
                             (month)        (year)

                   Source One Mortgage Services Corporation
                 Mortgage Pass-Through Certificates, Series A,
                           11 1/2% Pass-Through Rate

The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing
Agreement, dated as of     May 1    , 1985 (the "Agreement"), between Source
One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

"Single Certificate" means a Certificate representing an undivided 1/3308 th interest in the Pool.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

"Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

"Determination Date" means the third Business Day next preceding the Distribution Date of each month.

As of the close of business on the Business Day next preceding the Determination Date for this month:

(1)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to scheduled
     repayments (not including prepayments) of principal
     of the Loans in the Pool is:                            $      3.9120
                                                             -----------------

(2)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to prepayments
     (not including scheduled repayments) of principal of
     the Loans in the Pools is:                              $       .1190
                                                             -----------------

(3)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to payments of
     interest on the Loans in the Pool is:                   $      5.1264
                                                             -----------------

(4)  The amount of servicing compensation received by the
     Company during the current month is:                    $     2,229.06
                                                             -----------------

(5)  The aggregate outstanding principal amount of the
     Loans in the Pool net of the current distribution is:   $ 1,756,227.75
                                                             -----------------
                                                             Certif. Bal.

(6)  The number and aggregate principal balances of the
     Loans in the Pool delinquent one month are:              4  loans with a
                                                             ----
                                                             principal balance
                                                             of $ 75,212.40
                                                                -----------
(7)  The number and aggregate principal balances of the
     Loans in the Pool delinquent two or more months are:      3  loan with a
                                                             ----
                                                             principal balance
                                                             of $ 19,200.68
                                                                -----------
(8)  The book value of any collateral acquired by the
     Pool through foreclosure or otherwise is:               $      0
                                                             ------------------

(9)  The current ratio of the amount available in the
     Trust for payments to Certificate holders (after
     adjustment to reflect amounts to be distributed this
     month) to the aggregate principal balance of the
     Loans in the Pool net of this distribution is:            100% to 1
                                                             ------------------

(10) The Company should give any other customary information as the Company deems necessary or desirable to enable Certificate holders to prepare their tax returns.

                                    SOURCE ONE MORTGAGE SERVICES CORPORATION, as Servicing Agent



                                    By: Evelyn C. Tate
                                        -------------------------------------
                                                 Evelyn C. Tate
                                                 Vice President